UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2009

Commission File Number	Registrants, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
001-14768	NSTAR	04-3466300
(a Massachusetts voluntary association)
800 Boylston Street
Boston, Massachusetts 02199
Telephone (617) 424-2000

001-02301	NSTAR ELECTRIC COMPANY	04-1278810
(a Massachusetts corporation)
800 Boylston Street
Boston, Massachusetts 02199
Telephone (617) 424-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On May 21, 2009, NSTAR and Northeast Utilities (“NU”) together issued a News Release announcing that the Federal Energy Regulatory Commission (FERC) had ruled favorably on their request for a declaratory order and approved the proposed structure of a participant-funded transmission line between New England and Quebec, and the assignment of firm transmission rights to Hydro-Québec (HQ) to enable HQ to deliver low-carbon hydroelectric power to New England. A copy of the FERC order can be found at the FERC website at: http://www.ferc.gov/whats-new/comm-meet/2009/052109/E-33.pdf.

The News Release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit
99.1	News Release dated May 21, 2009 and jointly issued by the Registrants and Northeast Utilities entitled “Northeast Utilities and NSTAR Receive Favorable FERC Ruling on Proposed Quebec / New England Energy Project.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NSTAR

NSTAR ELECTRIC COMPANY

(Registrants)

Date: May 26, 2009	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller
and Chief Accounting Officer